SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - April 16, 2004
                                                           --------------


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Indiana                    333-62236               35-2089848
           -------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                 Identification No.)

                74 Shanan Road Panyu, Guangzhou, GD 511490, China
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              (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
                                                           ----------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On April 16, 2004, Telecom Communications, Inc., an Indiana corporation ("Registrant"), through Arran Services Limited ("Arran"), a limited liability company incorporated in the British Virgin Islands and wholly-owned subsidiary, sold its 60% beneficial share ownership in Panyu No. 6 Construction Company Limited ("Panyu") to a related party, Aries Vision Technology Limited ("Aries"), a limited liability company incorporated in the British Virgin Islands. The Sale and Purchase Agreement, dated April 16, 2004 between Arran and Aries, is attached hereto as an exhibit.

          The purchase price was $2,580,390. $2,095,128 of the purchase price was made payable to Mr. Fred Chiyuan Deng, the CEO of the Registrant, for the repayment of a loan previously made to Arran for the investment in the shares of Panyu. The remaining $485,262, was paid to Arran.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

            (a)      Financial Statement of Business to Be Acquired

                     N/A

            (b)      Exhibits

                     10.1 Sale and Purchase Agreement, between Arran and Aries, dated as of April 16, 2004.

            (c)      Pro Forma Financial Information

                     The pro forma financial information to be filed pursuant to 7(b) of Form 8-K is attached hereto as Exhibit 99.1.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TELECOM COMMUNICATIONS, INC.
                                             ----------------------------
                                                  (Registrant)


Dated:  June 14, 2004             By:  /s/ Fred Chiyuan Deng, Chairman
                                      --------------------------------
                                      President and CEO (Principal
                                        Executive Officer)


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